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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2001

SIMON PROPERTY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14469	046268599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
115 West Washington Street
Suite 15 East
Indianapolis, Indiana	46204
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (317) 636-1600

Not Applicable
(Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

    On July 1, 2001, Simon Property Group, Inc., a Delaware corporation ("Simon"), completed the previously announced merger (the "Merger") of SPG Properties, Inc., a Maryland corporation ("Properties"), with and into Simon, with Simon being the surviving corporation. Prior to the Merger, Properties was a substantially wholly-owned subsidiary of Simon.

    The Merger was completed following the approval of the Merger by the stockholders of Properties at a special meeting held on June 28, 2001, and the satisfaction of the other conditions to the Merger.

    Pursuant to the Agreement of Merger dated May 9, 2001 by and between Simon and Properties, at the effective time of the Merger: (i) each of the issued and outstanding shares of Properties' Common Stock, par value $.0001 per share ("Properties Common"), that was owned by holders other than Simon was automatically converted into the right to receive $26.28 in cash; (ii) each of the issued and outstanding shares of Properties Common that was owned by Simon was extinguished and canceled automatically, without payment or other distribution; (iii) each of the issued and outstanding shares of Properties' Series B Cumulative Redeemable Preferred Stock, par value $.0001 per share, was automatically converted into the right to receive one share of Simon's 8 3/4% Series F Cumulative Redeemable Preferred Stock, par value $.0001 per share; and (iv) each of the issued and outstanding shares of Properties' Series C Cumulative Step-Up Premium Rate Preferred Stock, par value $.0001 per share, was converted into the right to receive one share of Simon's 7.89% Series G Cumulative Step-Up Premium Rate Preferred Stock, par value $.0001 per share.

    Additional information concerning the Merger and the transactions related thereto is contained in Simon's Registration Statement on Form S-4 (Registration No. 333-60526) previously filed with the Securities and Exchange Commission on May 9, 2001, as amended by Amendment No. 1 filed with the Securities and Exchange Commission on May 23, 2001.

Item 7.  Financial Statements and Exhibits

  (a)
  Financial Statements of the Business Acquired

      The financial statements of Properties are incorporated herein by reference to the Annual Report on Form 10-K of Properties (File No. 001-12618) for the year ended December 31, 2000, and the Quarterly Report of Properties on Form 10-Q for the quarterly period ended March 31, 2001.

  (b)
  Pro Forma Financial Information

      The pro forma financial information is incorporated herein by reference to Simon's Registration Statement on Form S-4 (No. 333-60526) filed on May 9, 2001, as amended by Amendment No. 1 filed on May 23, 2001.

  (c)
  Exhibits

      2.1 Agreement of Merger dated May 9, 2001 between Simon Property Group, Inc. and SPG Properties, Inc. (the copy of this exhibit filed as Exhibit 1.1 to Simon's Registration Statement on Form S-4 (No. 333-60526) is incorporated herein by reference).

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2001

SIMON PROPERTY GROUP, INC.

By:	/s/ STEPHEN E. STERRETT Name: Stephen E. Sterrett Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement of Merger dated May 9, 2001 between Simon Property Group, Inc. and SPG Properties, Inc. (the copy of this exhibit filed as Exhibit 1.1 to Simon's Registration Statement on Form S-4 (No. 333-60526) is incorporated herein by reference).

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